EXECUTION COPY

Exhibit 10.4

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Amendment No. 1 to Second Amended and Restated Loan and Security Agreement (this “Amendment”) is made as of March 31, 2015 and is effective as of December 4, 2014, by and among COMMERCIAL VEHICLE GROUP, INC., a Delaware corporation (the “Company”), each other Borrower (as defined in the Loan Agreement) (together with the Company, collectively, “Borrowers”), the financial institutions from time to time party to the Loan Agreement as lenders (collectively, “Lenders”), and BANK OF AMERICA, N.A., as agent for Lenders (“Agent”).

RECITALS:

A. Borrowers, Agent and Lenders are parties to that certain Second Amended and Restated Loan and Security Agreement, dated as of November 15, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

B. Borrowers, Agent and the Lenders signatory hereto desire to amend the Loan Agreement as more fully set forth herein.

C. Each capitalized term used herein and not otherwise defined herein shall have the same meaning set forth in the Loan Agreement.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Agent and Lenders hereby agree as follows:

1. Amendment to Loan Agreement. Upon the satisfaction of the condition precedent set forth in Section 2 of this Amendment, Section 10.2.10 of the Loan Agreement is hereby amended and restated in its entirety to read as follows effective as of December 4, 2014:

10.2.10. Fundamental Changes. (a) Merge, combine or consolidate with any Person, or liquidate, wind up its affairs or dissolve itself (unless, in the case of any liquidation, winding up or dissolution, the assets of such entity are transferred to its corporate parent), in each case whether in a single transaction or in a series of related transactions, except for the UK Restructuring and for mergers, consolidations, amalgamations or combinations of (i) a wholly-owned Domestic Subsidiary (or National Seating Company) with another wholly-owned Domestic Subsidiary (provided that if any such Subsidiary is an Obligor, the Obligor will be the surviving company) or into a Borrower, (ii) a Borrower with and into a Borrower, so long as, in the case of the Company, the Company is the surviving entity, or (iii) a Foreign Subsidiary with and into another Foreign Subsidiary, provided that if any such Subsidiary is an Obligor, the Obligor will be the surviving company; or (b) unless 30 days’ advance written notice (or such other notice, which may be provided after such change, as the Agent may agree in its sole discretion) is given to Agent, (i) change its name or conduct business under any fictitious name, (ii) change its tax, charter or other organizational identification number, or (iii) change its form or state of jurisdiction of organization.

2. Condition Precedent. This Amendment shall become effective as of December 4, 2014 upon the delivery to the Agent or its counsel of duly executed counterparts of this Amendment by each Domestic Borrower, Agent and Required Lenders.

3. Representations and Warranties. Each Domestic Borrower hereby represents and warrants to Agent and Lenders that: (a) each Domestic Borrower is duly authorized to execute, deliver and perform its obligations under this Amendment; (b) the execution, delivery and performance of this Amendment has been duly authorized by all necessary action, and does not (i) require any consent or approval of any holders of Equity Interests of any Domestic Borrowers, other than those already obtained, (ii) contravene the Organic Documents of any Domestic Borrower, (iii) violate or cause a default under any Applicable Law, Material Contract or Restrictive Agreement except to the extent such violation or default could not reasonably be expected to result in a Material Adverse Effect, or (iv) result in or require the imposition of any Lien (other than Permitted Liens) on any Property of any Domestic Borrower; and (c) this Amendment constitutes a valid and binding obligation of such Borrower in every respect, enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

4. Loan Agreement Unaffected. Each reference that is made in the Loan Agreement or any other Loan Document shall hereafter be construed as a reference to the Loan Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Loan Agreement shall remain in full force and effect and be unaffected hereby.

5. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement.

6. Entire Agreement. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documents executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Loan Agreement.

7. Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial.

(a) THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

(b) EACH PARTY HERETO HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER ILLINOIS, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO THIS AMENDMENT AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH PARTY HERETO IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE

MANNER PROVIDED FOR NOTICES IN SECTION 15.3.1 OF THE LOAN AGREEMENT. Nothing herein shall limit the right of Agent or any Lender to bring proceedings against any Obligor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Amendment shall be deemed to preclude enforcement by Agent of any judgment or order obtained in any forum or jurisdiction.

(c) Borrowers hereby irrevocably waive any objection that they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Amendment brought in the courts referred to in Section 7(a) and (b) above and hereby further irrevocably waive and agree not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

(d) To the fullest extent permitted by Applicable Law, each Borrower waives the right to trial by jury (which Agent and each Lender hereby also waives) in any proceeding or dispute of any kind relating in any way to this Amendment or the transactions contemplated thereby. Each Borrower acknowledges that the foregoing waivers are a material inducement to Agent and Lenders entering into this Amendment and that Agent and Lenders are relying upon the foregoing in their dealings with Borrowers.

(Signature pages follow)

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

BORROWERS:

COMMERCIAL VEHICLE GROUP, INC.

By:	/s/ Timothy Trenary
Name:	Timothy Trenary
Title:	Chief Financial Officer

CABARRUS PLASTICS, INC.
CVG CS LLC
CVG CVS HOLDINGS, LLC
CVG EUROPEAN HOLDINGS, LLC
CVG LOGISTICS, LLC
CVG MANAGEMENT CORPORATION
CVG MONONA WIRE, LLC
CVG MONONA, LLC
CVG NATIONAL SEATING COMPANY, LLC
CVG OREGON, LLC
CVG SPRAGUE DEVICES, LLC
MAYFLOWER VEHICLE SYSTEMS, LLC
MONONA (MEXICO) HOLDINGS LLC
TRIM SYSTEMS OPERATING CORP.
TRIM SYSTEMS, INC.

By:	/s/ Timothy Trenary
Name:	Timothy Trenary
Title:	Chief Financial Officer

Signature Page to

Amendment No. 1 to

Second Amended and Restated Loan and Security Agreement

BANK OF AMERICA, N.A., as Agent and as a Lender

By:	/s/ Philip Nomura
Name:	Philip Nomura
Title:	Senior Vice President

Signature Page to

Amendment No. 1 to

Second Amended and Restated Loan and Security Agreement